UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 9/30

Date of reporting period: 9/30/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Appleseed Fund

Institutional Class (APPIX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Appleseed Fund (the "Fund") for the period of October 1, 2024 to September 30, 2025.  You can find additional information about the Fund at https://funddocs.filepoint.com/appleseed/. You can also request this information by contacting us at (800) 470-1029.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$104	0.95%

How did the Fund perform during the reporting period?

While the Fund enjoyed strong absolute performance from equities and fixed income, alternative assets like gold, Fannie Mae preferreds and bitcoin drove roughly 50% of the total performance for the Fund. Asset allocation played a heavy role in delivering value for shareholders. Our thesis that the U.S. dollar would weaken played out swimmingly through the year, and we continue to believe that further dollar weakness lies ahead. We remain as bullish on precious metals now as we did a year ago at far lower prices.

On the equity side of the portfolio, the strongest contributors to performance included AerCap, Lumentum convertible bonds, Mosaic, Wesco, Ituran, GXO Logistics and Cameco. Conversely, the equities of Estee Lauder, Stanley Black & Decker, Humana, Diana Shipping and Boardwalk REIT, were the largest detractors from performance.

How has the Fund performed over the last ten years?

Total Return Based on $100,000 Investment

	Appleseed Fund - Institutional Class	Morningstar Global Markets NR USD	MSCI World Index	S&P 500® Index
Sep-2015	$100,000	$100,000	$100,000	$100,000
Sep-2016	$110,182	$112,087	$111,358	$115,430
Sep-2017	$119,648	$132,896	$131,586	$136,911
Sep-2018	$127,842	$145,774	$146,373	$161,433
Sep-2019	$127,480	$146,881	$149,048	$168,300
Sep-2020	$120,848	$160,891	$164,560	$193,796
Sep-2021	$176,254	$206,376	$211,988	$251,944
Sep-2022	$144,545	$162,604	$170,368	$212,963
Sep-2023	$146,300	$195,692	$207,771	$259,000
Sep-2024	$176,230	$256,213	$275,144	$353,150
Sep-2025	$209,960	$298,843	$322,601	$415,297

Average Annual Total Returns

	1 Year	5 Years	10 Years
Appleseed Fund - Institutional Class	19.14%	11.68%	7.70%
Morningstar Global Markets NR USD	16.64%	13.18%	11.57%
MSCI World Index	17.25%	14.41%	12.43%
S&P 500® Index	17.60%	16.47%	15.30%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Common Stocks
68.8%
Closed End Funds
11.2%
Convertible Bonds
7.1%
Exchange-Traded Funds
6.8%
U.S. Government & Agencies
2.4%
Preferred Stocks
1.6%
Money Market Funds
1.0%
Certificates of Deposit
0.9%
Other Assets in Excess of Liabilities
0.2%

Value	Value
Other Assets in Excess of Liabilities	0.2%
Certificates of Deposit	0.9%
Money Market Funds	1.0%
Preferred Stocks	1.6%
U.S. Government & Agencies	2.4%
Exchange-Traded Funds	6.8%
Convertible Bonds	7.1%
Closed End Funds	11.2%
Common Stocks	68.8%

Fund Statistics

Net Assets	$54,124,209
Number of Portfolio Holdings	42
Advisory Fee (net of waivers)	$172,815
Portfolio Turnover	67%

Country Weighting (% of net assets)

United States
59.3%
Canada
14.9%
Ireland
7.6%
Israel
5.9%
South Korea
3.6%
United Kingdom
2.5%
Mexico
2.3%
France
2.1%
Greece
1.6%

Value	Value
Greece	1.6%
France	2.1%
Mexico	2.3%
United Kingdom	2.5%
South Korea	3.6%
Israel	5.9%
Ireland	7.6%
Canada	14.9%
United States	59.3%

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Appleseed Fund - Institutional Class (APPIX)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/appleseed/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-APPIX

Appleseed Fund

Investor Class (APPLX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Appleseed Fund (the "Fund") for the period of October 1, 2024 to September 30, 2025.  You can find additional information about the Fund at https://funddocs.filepoint.com/appleseed/. You can also request this information by contacting us at (800) 470-1029.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$125	1.14%

How did the Fund perform during the reporting period?

While the Fund enjoyed strong absolute performance from equities and fixed income, alternative assets like gold, Fannie Mae preferreds and bitcoin drove roughly 50% of the total performance for the Fund. Asset allocation played a heavy role in delivering value for shareholders. Our thesis that the U.S. dollar would weaken played out swimmingly through the year, and we continue to believe that further dollar weakness lies ahead. We remain as bullish on precious metals now as we did a year ago at far lower prices.

On the equity side of the portfolio, the strongest contributors to performance included AerCap, Lumentum convertible bonds, Mosaic, Wesco, Ituran, GXO Logistics and Cameco. Conversely, the equities of Estee Lauder, Stanley Black & Decker, Humana, Diana Shipping and Boardwalk REIT, were the largest detractors from performance.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	Appleseed Fund - Investor Class	Morningstar Global Markets NR USD	MSCI World Index	S&P 500® Index
Sep-2015	$10,000	$10,000	$10,000	$10,000
Sep-2016	$10,990	$11,209	$11,136	$11,543
Sep-2017	$11,910	$13,290	$13,159	$13,691
Sep-2018	$12,706	$14,577	$14,637	$16,143
Sep-2019	$12,650	$14,688	$14,905	$16,830
Sep-2020	$11,971	$16,089	$16,456	$19,380
Sep-2021	$17,425	$20,638	$21,199	$25,194
Sep-2022	$14,263	$16,260	$17,037	$21,296
Sep-2023	$14,415	$19,569	$20,777	$25,900
Sep-2024	$17,328	$25,621	$27,514	$35,315
Sep-2025	$20,616	$29,884	$32,260	$41,530

Average Annual Total Returns

	1 Year	5 Years	10 Years
Appleseed Fund - Investor Class	18.97%	11.48%	7.50%
Morningstar Global Markets NR USD	16.64%	13.18%	11.57%
MSCI World Index	17.25%	14.41%	12.43%
S&P 500® Index	17.60%	16.47%	15.30%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	0.2%
Certificates of Deposit	0.9%
Money Market Funds	1.0%
Preferred Stocks	1.6%
U.S. Government & Agencies	2.4%
Exchange-Traded Funds	6.8%
Convertible Bonds	7.1%
Closed End Funds	11.2%
Common Stocks	68.8%

Fund Statistics

Net Assets	$54,124,209
Number of Portfolio Holdings	42
Advisory Fee (net of waivers)	$172,815
Portfolio Turnover	67%

Country Weighting (% of net assets)

Value	Value
Greece	1.6%
France	2.1%
Mexico	2.3%
United Kingdom	2.5%
South Korea	3.6%
Israel	5.9%
Ireland	7.6%
Canada	14.9%
United States	59.3%

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Appleseed Fund - Investor Class (APPLX)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/appleseed/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-APPLX

Ballast Small/Mid Cap ETF

(MGMT) NYSE Arca, Inc.

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Ballast Small/Mid Cap ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025.  You can find additional information about the Fund at https://etf.mgmtetf.com/. You can also request this information by contacting us at (866) 383-6468.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ballast Small/Mid Cap ETF	$118	1.10%

How did the Fund perform during the reporting period?

For the twelve months ended September 30, 2025, MGMT the Fund returned 14.75%, outperforming the Russell 2500 Value Index’s 9.0%.

The Fund tilts toward higher free cash flow yield, asset turns, ROE and growth, and toward lower leverage and volatility, factors historically correlated with higher returns.

Sector allocation, a result of our bottom-up analysis and reward-to-risk estimates for each company, contributed 251bps of outperformance. As usual, the Fund’s portfolio consists of well-run, high-return, low-leverage companies with underappreciated potential at good valuations. We tend to avoid lower return, higher leverage businesses. As a result, our significant underweight position in REIT’s and overweight position in Technology drove almost all of the allocation outperformance.

Security selection contributed 456 bps of outperformance. Consumer Staples, Energy and Industrials were all large contributions to stock selection. 5 sectors outperformed, 4 of the sectors were in line and 2 sectors underperformed. We believe that the better operating performance as well as the more attractive valuations of our companies resulted in relatively broad-based outperformance versus their respective sectors. The biggest detractor on stock selection was Financials, where our underweight banks played a role along with disappointing developments in one of the company’s holdings. For the Fund, revenue increased 9.1% and ROE remained’s absolutely and relatively high at 17.9%, while the Fund’s holdings also had lower leverage. Despite much more attractive returns, growth and leverage profile the portfolio also trades at a significant discount at roughly 7.5x EBITDA, versus less than 10x for the indices. We expect the divergence between our business fundamentals and valuation to continue to drive outperformance over the medium to longer term.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

	Ballast Small/Mid Cap ETF - NAV	Russell 2500® Value Index	S&P 500® Index
Dec-2020	$10,000	$10,000	$10,000
Sep-2021	$14,288	$12,636	$11,881
Sep-2022	$11,630	$10,696	$10,043
Sep-2023	$13,932	$11,910	$12,214
Sep-2024	$15,783	$15,076	$16,654
Sep-2025	$18,112	$16,434	$19,584

Average Annual Total Returns

	1 Year	Since Inception (December 2, 2020)
Ballast Small/Mid Cap ETF - NAV	14.75%	13.09%
Russell 2500® Value Index	9.00%	10.84%
S&P 500® Index	17.60%	14.94%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	1.6%
Real Estate	3.6%
Consumer Staples	3.9%
Communications	4.0%
Health Care	6.3%
Energy	6.4%
Financials	11.5%
Technology	13.0%
Consumer Discretionary	14.1%
Industrials	16.7%
Materials	18.9%

Fund Statistics

Net Assets	$159,578,367
Number of Portfolio Holdings	54
Advisory Fee (net of waivers)	$1,384,701
Portfolio Turnover	30%

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Ballast Small/Mid Cap ETF (MGMT)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://etf.mgmtetf.com/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-MGMT

Channel Income Fund

(formerly Channel Short Duration Income Fund)

(CPSIX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Channel Income Fund (the "Fund") for the period of October 1, 2024 to September 30, 2025.  You can find additional information about the Fund at https://channelfunds.com/mutual-funds/. You can also request this information by contacting us at (877) 627-8504.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Channel Income Fund	$98	0.95%

How did the Fund perform during the reporting period?

The Fund had an excellent year of returns, trailing twelve months as of 9/30/25. An overweight to corporate credit versus the primary benchmark, and active trading in a volatile interest rate environment drove outperformance. Specifically, lower quality corporate credit with improving business fundamentals saw better spread tightening and price appreciation than higher quality, more interest rate sensitive debt.

With the US Fed Reserve cutting the overnight rate from 5.50% to 4.25% over the last year, US treasury bill rates, US treasury note and bond yields fell in anticipation of a recession and the central bank continuing to cut rates at upcoming meetings in 2025 and 2026. At odds with historical events where credit spreads would widen in this scenario, credit spreads also tightened due to the sound fundamentals and liquidity of corporations. High yield, preferred equity, and securitized debt holdings stood out as top performers for the year. Overall yields have fallen, while spreads remain near all-time tights.

Fund management will continue to focus on macroeconomic events and outlooks, while seeking strong risk adjusted returns through thoughtful relative value focused sector allocation, trading strategies, and fundamental credit research. Attention to risk management and liquidity will also allow for new investment opportunities as yields and prices adjust in a more volatile market. Many try to compare the current economic environment to previous periods to identify risks but this period is really unique given the political and fiscal spending backdrop.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Channel Income Fund
Bloomberg U.S. 1-5 Year Government/Credit Index
Bloomberg U.S. Aggregate Bond Index
$15,000
$10,000
$5,000
$0
$14,406
$12,176
$11,998
Sep-2015
Sep-2016
Sep-2017
Sep-2018
Sep-2019
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024
Sep-2025

	Channel Income Fund	Bloomberg U.S. 1-5 Year Government/Credit Index	Bloomberg U.S. Aggregate Bond Index
Sep-2015	$10,000	$10,000	$10,000
Sep-2016	$10,378	$10,206	$10,519
Sep-2017	$10,382	$10,258	$10,527
Sep-2018	$10,261	$10,219	$10,399
Sep-2019	$11,080	$10,833	$11,470
Sep-2020	$11,736	$11,362	$12,271
Sep-2021	$12,201	$11,371	$12,161
Sep-2022	$11,070	$10,542	$10,385
Sep-2023	$12,059	$10,817	$10,452
Sep-2024	$13,475	$11,693	$11,662
Sep-2025	$14,406	$12,176	$11,998

Average Annual Total Returns

	1 Year	5 Years	10 Years
Channel Income Fund	6.90%	4.18%	3.72%
Bloomberg U.S. 1-5 Year Government/Credit Index	4.12%	1.39%	1.99%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.45%	1.84%

Past performance does not guarantee future results. Call (877) 627-8504 or visit https://channelfunds.com/mutual-funds/ for current month-end performance.

Fund Statistics

Net Assets	$22,171,095
Number of Portfolio Holdings	38
Advisory Fee (net of waivers)	$4,621
Portfolio Turnover	5,167%

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Financials
24.7%
Industrials
22.0%
Energy
19.6%
U.S. Treasury Obligations
10.2%
Utilities
9.1%
Communications
4.6%
Consumer Staples
4.5%
Money Market Funds
4.1%
Technology
2.3%
Liabilities in Excess of Other Assets
-1.1%

Value	Value
Liabilities in Excess of Other Assets	-1.1%
Technology	2.3%
Money Market Funds	4.1%
Consumer Staples	4.5%
Communications	4.6%
Utilities	9.1%
U.S. Treasury Obligations	10.2%
Energy	19.6%
Industrials	22.0%
Financials	24.7%

Material Fund Changes

This is a summary of certain changes to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund’s prospectus dated January 28, 2025, which is available at https://channelfunds.com/mutual-funds/ or upon request by calling (877) 627-8504.

Effective January 28, 2025, the Fund’s name was changed from Channel Short Duration Income Fund to Channel Income Fund.

Channel Income Fund (CPSIX)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://channelfunds.com/mutual-funds/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-CPSIX

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	Freddie Jacobs, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Channel Fund:	FY 2025	$16,950
	FY 2024	$16,950

Appleseed Fund:	FY 2025	$18,900
	FY 2024	$18,900

Ballast Fund:	FY 2025	$16,400
	FY 2024	$16,400

(b)	Audit-Related Fees

Channel Fund:	FY 2025	$0
	FY 2024	$0

Appleseed Fund:	FY 2025	$0
	FY 2024	$0

Ballast Fund:	FY 2025	$0
	FY 2024	$0

(c)	Tax Fees

Channel Fund:	FY 2025	$3,300
	FY 2024	$3,300

Appleseed Fund:	FY 2025	$3,800
	FY 2024	$3,800

Ballast Fund:	FY 2025	$3,800
	FY 2024	$3,800

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Channel Fund:	FY 2025	$0
	FY 2024	$0

Appleseed Fund:	FY 2025	$0
	FY 2024	$0

Ballast Fund:	FY 2025	$0
	FY 2024	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2025	$0	$0
FY 2024	$0	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The audit committee consists of Daniel J. Condon, Freddie Jacobs, Jr. and Ronald C. Tritschler.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual

Financial Statements and

Additional Information

September 30, 2025

Fund Adviser:

Pekin Hardy Strauss, Inc.

227 West Monroe Street, Suite 3625

Chicago, IL 60606

Toll Free (800) 470-1029

www.appleseedfund.com

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2025

	Shares	Fair Value
Common Stocks — 68.73%

Canada — 3.67%
Real Estate — 3.67%
Boardwalk Real Estate Investment Trust	40,000	$1,987,279
Total Canada		1,987,279

France — 2.09%
Communications — 2.09%
Bollore SA	200,000	1,130,782
Total France		1,130,782

Greece — 1.63%
Industrials — 1.63%
Diana Shipping, Inc.(a)	525,000	882,000
Total Greece		882,000

Ireland — 6.70%
Financials — 6.70%
AerCap Holdings NV	30,000	3,630,000
Total Ireland		3,630,000

Israel — 5.91%
Industrials — 2.97%
Ituran Location and Control Ltd.	45,000	1,607,400

Technology — 2.94%
Nice Systems Ltd. - ADR(a)	11,000	1,592,580

Total Israel		3,199,980

Mexico — 2.28%
Health Care — 2.28%
Wal-Mart de Mexico SAB de CV - ADR	40,000	1,233,600
Total Mexico		1,233,600

Russia — 0.00%
Financials — 0.00%
Moscow Exchange MICEX-RTS PJSC - ADR(a)(b)(c)	1,300,000	157
Sberbank of Russia PJSC - ADR(a)(b)(c)	324,000	4
Total Russia		161

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2025

	Shares	Fair Value
Common Stocks — 68.73% — continued

South Korea — 3.61%
Communications — 1.18%
Gravity Co. Ltd. - ADR(a)	10,000	$640,000

Technology — 2.43%
Samsung Electronics Co. Ltd.	22,000	1,314,916

Total South Korea		1,954,916

United Kingdom — 2.50%
Financials — 2.50%
Standard Chartered PLC(a)	70,000	1,351,422
Total United Kingdom		1,351,422

United States — 40.34%
Consumer Discretionary — 5.81%
Lululemon Athletica, Inc.(a)	12,000	2,135,160
VF Corporation	70,000	1,010,100
		3,145,260
Consumer Staples — 8.89%
Conagra Brands, Inc.	57,000	1,043,670
Dollar General Corp.	25,000	2,583,750
Herbalife Ltd.(a)	140,000	1,181,600
		4,809,020
Financials — 3.83%
Two Harbors Investment Corp.	85,000	838,950
Willis Lease Finance Corp.	9,000	1,233,810
		2,072,760
Health Care — 5.38%
Ardelyx, Inc.(a)	75,000	413,250
Charles River Laboratories International, Inc.(a)	6,000	938,760
Humana, Inc.	6,000	1,561,020
		2,913,030
Industrials — 4.85%
GXO Logistics, Inc.(a)	30,000	1,586,700
Stanley Black & Decker, Inc.	14,000	1,040,620
		2,627,320
Materials — 7.27%
CF Industries Holdings, Inc.	19,000	1,704,300
Chemours Co. (The)	75,000	1,188,000
Mosaic Co. (The)	30,000	1,040,400
		3,932,700

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2025

	Shares	Fair Value
Common Stocks — 68.73% — continued

United States — 40.34% — continued
Real Estate — 4.31%
Alexander & Baldwin, Inc.	55,000	$1,000,450
Easterly Government Properties, Inc.	58,000	1,329,940
		2,330,390
Total United States		21,830,480

TOTAL COMMON STOCKS (Cost $33,838,773)		37,200,620

Closed End Funds — 11.17%
Canada — 11.17%
Sprott Physical Gold Trust(a)	150,000	4,443,000
Sprott Physical Uranium Trust(a)	80,000	1,602,400
TOTAL CLOSED END FUNDS (Cost $2,281,565)		6,045,400

Exchange-Traded Funds — 6.77%
United States — 6.77%
iShares Bitcoin Trust ETF(a)	20,000	1,300,000
Simplify MBS ETF(a)	10,000	503,500
VanEck Merk Gold Shares(a)	50,000	1,859,500
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,900,756)		3,663,000

Preferred Stocks — 1.64%
United States — 1.64%
Financials — 1.64%
Federal National Mortgage Association, Series S, 5.25%	25,000	415,000
Federal National Mortgage Association, Series T, 8.25%	30,000	471,000
TOTAL PREFERRED STOCKS (Cost $93,802)		886,000

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2025

	Shares/ Principal Amount	Fair Value
U.S. Government & Agencies — 2.39%
United States Treasury Inflation Indexed Bonds, 0.50%, 1/15/2028(d)	$1,000,000	$1,294,802
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,278,228)		1,294,802

Convertible Bonds — 7.15%
AerCap Ireland Capital DAC, 3.65, 7/21/2027	500,000	495,736
Lumentum Holdings, Inc., 0.50%, 12/15/2026	2,000,000	3,372,500
TOTAL CONVERTIBLE BONDS (Cost $2,531,008)		3,868,236

Certificates of Deposit — 0.92%
Deerwood Bank, 3.05%, 3/8/2026	250,000	250,000
Spring Bank, 3.00%, 3/31/2026	250,000	250,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $500,000)		500,000

Money Market Funds — 1.01%
Federated Hermes Government Obligations Fund, Institutional Class, 4.01%(e)	546,265	546,265
TOTAL MONEY MARKET FUNDS (Cost $546,265)		546,265

Total Investments — 99.78% (Cost $42,970,397)		54,004,323

Other Assets in Excess of Liabilities — 0.22%		119,886

Net Assets — 100.00%		$54,124,209

(a)	Non-income producing security.
(b)	Security is currently being valued according to the fair value procedures. See Note 3.
(c)	Illiquid security. The total fair value of these securities as of September 30, 2025 was $161, representing 0.00% of net assets.
(d)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(e)	Rate disclosed is the seven day effective yield as of September 30, 2025.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2025

Assets
Investments in securities, at fair value (cost $42,970,397)	$54,004,323
Foreign currencies, at value (cost $3,287)	3,287
Cash	625
Cash at broker	60,115
Receivable for fund shares sold	661
Dividends and interest receivable	51,023
Tax reclaims receivable	69,413
Prepaid expenses	13,629
Total Assets	54,203,076
Liabilities
Payable for fund shares redeemed	6,169
Payable to Adviser, net of waiver	13,318
Payable for Administrative Service Plan fees, Investor Class, net of waiver	3,490
Payable to affiliates	13,992
Other accrued expenses	41,898
Total Liabilities	78,867
Net Assets	$54,124,209
Net Assets consist of:
Paid-in capital	39,404,543
Accumulated earnings	14,719,666
Net Assets	$54,124,209
Net Assets: Investor Class	$22,350,732
Shares outstanding (unlimited number of shares authorized, no par value)	1,322,576
Net asset value, offering and redemption price per share(a)	$16.90
Net Assets: Institutional Class	$31,773,477
Shares outstanding (unlimited number of shares authorized, no par value)	1,865,650
Net asset value, offering and redemption price per share(a)	$17.03

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2025

Investment Income
Dividend income (net of foreign taxes withheld of $48,333)	$908,502
Interest income	140,879
Total investment income	1,049,381

Expenses
Adviser	471,735
Administration	58,555
Administrative services plan, Investor Class	53,843
Fund accounting	42,790
Transfer agent	41,868
Registration	37,557
Custodian	26,863
Legal	25,013
Audit and tax	23,132
Trustee	21,439
Report printing	12,424
Chief Compliance Officer	9,039
Insurance	3,833
Pricing	2,149
Miscellaneous	49,936
Total expenses	880,176
Fees waived and/or expenses reimbursed by Adviser	(298,920)
Administrative services plan waiver	(12,922)
Net operating expenses	568,334

Net investment income	481,047

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	9,678,091
Foreign currency translations	(2,322)
Change in unrealized appreciation (depreciation) on:
Investment securities	(802,822)
Foreign currency translations	2,674
Net realized and unrealized gain (loss) on investment securities and foreign currency translations	8,875,621
Net increase in net assets resulting from operations	$9,356,668

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$481,047	$699,000
Net realized gain on investment securities, purchased options and foreign currency translations	9,675,769	3,325,594
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translations	(800,148)	8,913,049
Net increase in net assets resulting from operations	9,356,668	12,937,643

Distributions to Shareholders from Earnings:
Investor Class	(1,225,828)	(515,808)
Institutional Class	(2,164,767)	(1,022,803)
Total distributions	(3,390,595)	(1,538,611)

Capital Transactions - Investor Class
Proceeds from shares sold	845,096	915,384
Reinvestment of distributions	1,174,513	470,296
Amount paid for shares redeemed	(6,151,381)	(6,533,124)
Proceeds from redemption fees(a)	2,136	295
Total Investor Class	(4,129,636)	(5,147,149)

Capital Transactions - Institutional Class
Proceeds from shares sold	877,472	2,056,450
Reinvestment of distributions	2,134,551	1,012,193
Amount paid for shares redeemed	(14,088,105)	(16,224,571)
Proceeds from redemption fees(a)	288	120
Total Institutional Class	(11,075,794)	(13,155,808)
Net decrease in net assets resulting from capital transactions	(15,205,430)	(18,302,957)
Total Decrease in Net Assets	(9,239,357)	(6,903,925)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS –

continued

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Net Assets
Beginning of year	$63,363,566	$70,267,491
End of year	$54,124,209	$63,363,566

Share Transactions - Investor Class
Shares sold	56,177	65,172
Shares issued in reinvestment of distributions	80,834	35,441
Shares redeemed	(410,545)	(467,694)
Total Investor Class	(273,534)	(367,081)

Share Transactions - Institutional Class
Shares sold	57,400	146,495
Shares issued in reinvestment of distributions	145,902	75,820
Shares redeemed	(934,275)	(1,138,967)
Total Institutional Class	(730,973)	(916,652)
Net decrease in shares outstanding	(1,004,507)	(1,283,733)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2025	2024
Selected Per Share Data:
Net asset value, beginning of year	$15.04	$12.77

Investment operations:
Net investment income (loss)(a)	0.01	0.04
Net realized and unrealized gain (loss) on investments	2.71	2.50
Total from investment operations	2.72	2.54

Less distributions to shareholders from:
Net investment income	(0.77)	(0.27)
Net realized gains	(0.09)	—
Total distributions	(0.86)	(0.27)
Paid-in capital from redemption fees	— (b)	— (b)
Net asset value, end of year	$16.90	$15.04

Total Return(c)	18.97%	20.21%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$22,351	$24,008
Ratio of net expenses to average net assets(d)(e)	1.14%	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.74%	1.62%
Ratio of net investment income to average net assets(d)	0.75%	0.90%
Portfolio turnover rate(f)	67%	60%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14% for the fiscal years ended September 30, 2025, 2024, 2023, 2022, and 2021.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the
Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,
2023	2022	2021

$12.72	$16.50	$11.51

(0.02)	0.15	0.05
0.94	(2.93)	5.14
0.92	(2.78)	5.19

—	(0.17)	(0.21)
(0.87)	(0.83)	—
(0.87)	(1.00)	(0.21)
— (b)	— (b)	0.01
$12.77	$12.72	$16.50

1.06%	(18.15)%	45.55%

$25,066	$29,096	$39,598
1.14%	1.14%	1.14%
1.61%	1.48%	1.43%
0.17%	1.11%	0.37%
63%	110%	86%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Selected Per Share Data:
Net asset value, beginning of year	$15.16	$12.87

Investment operations:
Net investment income (loss)(a)	(0.16)	0.02
Net realized and unrealized gain (loss) on investments	2.92	2.57
Total from investment operations	2.76	2.59

Less distributions to shareholders from:
Net investment income	(0.80)	(0.30)
Net realized gains	(0.09)	—
Total distributions	(0.89)	(0.30)
Paid-in capital from redemption fees	— (b)	— (b)
Net asset value, end of year	$17.03	$15.16

Total Return(c)	19.14%	20.46%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$31,773	$39,355
Ratio of net expenses to average net assets(d)(e)	0.95%	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.49%	1.37%
Ratio of net investment income to average net assets(d)	0.94%	1.09%
Portfolio turnover rate(f)	67%	60%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95% for the fiscal years ended September 30, 2025, 2024, 2023, 2022 and 2021.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$12.80	$16.60	$11.58

0.01	0.20	0.06
0.93	(2.97)	5.20
0.94	(2.77)	5.26

—	(0.20)	(0.24)
(0.87)	(0.83)	—
(0.87)	(1.03)	(0.24)
— (b)	— (b)	— (b)
$12.87	$12.80	$16.60

1.21%	(17.99)%	45.85%

$45,201	$52,530	$65,369
0.95%	0.95%	0.95%
1.30%	1.23%	1.19%
0.37%	1.25%	0.58%
63%	110%	86%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2025

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s asset were diversified among a larger number of portfolio securities.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 1. ORGANIZATION — continued

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s ESG investment screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield,

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Board or the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers);

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination any may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$37,200,459	$—	$161	$37,200,620
Closed-End Funds	6,045,400	—	—	6,045,400
Exchange-Traded Funds	3,663,000	—	—	3,663,000
Preferred Stocks(a)	886,000	—	—	886,000
U.S. Government & Agencies	—	1,294,802	—	1,294,802
Convertible Bonds	—	3,868,236	—	3,868,236
Certificates of Deposit	—	500,000	—	500,000
Money Market Funds	546,265	—	—	546,265
Total	$48,341,124	$5,663,038	$161	$54,004,323

(a)	Refer to Schedule of Investments for sector classifications.

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

For the fiscal year ended September 30, 2025, there were no significant changes into/out of Level 3.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes the Fund to equity price risk.

The Fund did not hold any derivatives at September 30, 2025.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, before the waiver described below, the Adviser earned a management fee of $471,735 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2026 so that total annual operating

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets. At September 30, 2025, the Adviser was owed $13,318 from the Fund for management services. For the fiscal year ended September 30, 2025, the Adviser waived management fees of $298,920.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2025, the Adviser may seek repayment of management fees waived and expenses reimbursed pursuant to the aforementioned conditions from the Fund no later than the dates stated below:

Recoverable through
September 30, 2026	$290,346
September 30, 2027	287,596
September 30, 2028	298,920

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Adviser for compensating financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31,

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

2026. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. At September 30, 2025, $3,490 was owed to the Adviser pursuant to the Administrative Services Plan. For the fiscal year ended September 30, 2025, the Investor Class incurred Administrative Services fees of $53,843 ($40,921 after the waiver described above).

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act (the “Plan”), pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2025, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$35,504,440
Sales	50,273,918

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2025.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$9,935,638
Gross unrealized depreciation	(3,677,844)
Net unrealized appreciation on investments	$6,257,794

Tax cost of investments	$47,746,528

The tax character of distributions paid for the fiscal years ended September 30, 2025 and September 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$3,054,403	$1,538,611
Net long-term capital gains	336,192	—
Total distributions paid	$3,390,595	$1,538,611

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,455,049
Undistributed long-term capital gains	6,005,257
Unrealized appreciation on investments	6,259,359
Total accumulated earnings	$14,719,666

At September 30, 2025, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

During the fiscal year ended September 30, 2025, the Fund utilized $846,396 in available short-term capital loss carryforwards.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2025

NOTE 7. FEDERAL TAX INFORMATION — continued

occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended September 30, 2025, the Fund did not defer any late year ordinary losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM – continued

and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 21, 2025

ADDITIONAL FEDERAL INCOME TAX

INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 23.62% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 15.49% qualifies for the corporate dividends received deduction.

For the fiscal year ended September 30, 2025, the Fund designated $336,192 as long-term capital gain distributions.

ADDITIONAL INFORMATION (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Fund and, as required by law, has considered the renewal of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”). In connection with such renewal, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

At the Trustees’ quarterly meeting held in August 2025, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Pekin (the “Independent Trustees”), approved the renewal of the management agreement between the Trust and Pekin for an additional year. The Trustees’ renewal of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services provided by Pekin to the Fund, including but not limited to, providing a continuous investment program, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies. The Board reviewed the background information of the key investment personnel responsible for servicing

ADDITIONAL INFORMATION – continued (Unaudited)

the Fund and noted their education and financial industry experience. The Board discussed Pekin’s investment process and the application of ESG considerations in the selection securities for the Fund. The Board noted that Pekin attributed its long-term success to diligent research and a strong compliance program. The Board reviewed Pekin’s broker-dealer criteria selection, noting that broker-dealers were evaluated based on a variety of qualities including execution, research, quality, cost, and overall service. The Board concluded that Pekin provided quality service to the Fund and its shareholders.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for various periods ended June 30, 2025, observing that the Fund outperformed its benchmark, the Morningstar Global Markets SMID Cap Index, Morningstar category, and peer group over the one-year period but underperformed each for the threeyear, ten-year, and since inception periods. The Trustees noted that over the five-year period, the Fund outperformed its benchmark and Morningstar category but underperformed its peer group. The Board acknowledged Pekin’s explanation that relative underperformance over various periods was attributable at various times to the Fund’s defensive positioning, value orientation, and lower allocation to equities. The Board concluded that Pekin had provided reasonable returns for the Fund and its shareholders.

(iii)	Fee Rate and Profitability. The Board noted that the Fund’s management fee was below its peer group average but higher than its peer group median and Morningstar category average and median. The Board also observed that the Fund’s net expense ratio was higher than the averages and medians of its peer group and Morningstar category. The Board considered Pekin’s position that the additional labor and resources to effectively implement the ESG component of the Fund’s strategy, coupled with its inability to benefit from economies of scale in the same manner as the larger funds in its Morningstar category, explained the higher fees.

ADDITIONAL INFORMATION – continued (Unaudited)

The Trustees also recalled their review of the Fund’s administrative services plan and considered other benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars. After considering the information provided by Pekin, the Board concluded that the management fee was not unreasonable.

The Trustees examined a profitability analysis prepared by Pekin for its management of the Fund, which indicated that Pekin was earning a profit in connection with managing the Fund. The Board acknowledged Pekin’s position that its profits before marketing expenses were reasonable due to the unique nature of the Fund’s strategy, the resources required to manage the Fund, and the reputational and regulatory risks in managing the Fund. The Board also reviewed Pekin’s profitability analysis from the prior year and examined whether there were any material differences in expenses year over year. The Board concluded that Pekin’s profits were not excessive.

(iv)	Economies of Scale. The Board considered whether Pekin had achieved economies of scale with respect to the management of the Fund. The Board determined that, in light of the current size of the Fund and Pekin’s level of profitability in managing the Fund, Pekin is not yet benefitting from economies of scale and therefore it is premature to reduce the management fee or introduce breakpoints in the management fee at this time.

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Ballast Small/Mid Cap ETF (MGMT)

NYSE Arca, Inc.

Annual Financial Statements
and Additional Information

September 30, 2025

Fund Adviser:

Ballast Asset Management, LP

3879 Maple Avenue, Suite 300

Oaklawn Building

Dallas, TX 75219

1-866-383-6468

Ballast Small/Mid Cap ETF

Schedule of Investments

September 30, 2025

	Shares	Fair Value
COMMON STOCKS — 98.38%
Communications — 3.96%
ATN International, Inc.	89,509	$1,339,950
Criteo S.A. - ADR(a)	128,432	2,902,563
TripAdvisor, Inc.(a)	128,109	2,083,052
		6,325,565
Consumer Discretionary — 14.12%
America’s Car-Mart, Inc.(a)	34,550	1,009,206
Cavco Industries, Inc.(a)	8,901	5,169,077
Climb Global Solutions, Inc.	61,102	8,238,994
Global Business Travel Group, Inc.(a)	342,846	2,770,196
Patrick Industries, Inc.	35,183	3,638,978
Phinia, Inc.	29,788	1,712,214
		22,538,665
Consumer Staples — 3.93%
Ingles Markets, Inc., Class A	22,484	1,563,987
Turning Point Brands, Inc.	47,671	4,712,755
		6,276,742
Energy — 6.44%
Epsilon Energy Ltd.	391,557	1,973,447
Kosmos Energy Ltd.(a)	1,081,027	1,794,505
Solaris Energy Infrastructure, Inc., Class A	127,628	5,101,291
Unit Corp.	46,817	1,403,808
		10,273,051
Financials — 11.46%
Bank OZK	46,354	2,363,127
Capital Bancorp, Inc.	143,903	4,590,506
Federal Agricultural Mortgage Corp., Class C	26,585	4,465,749
Merchants Bancorp	95,434	3,034,801
MGIC Investment Corp.	105,882	3,003,872
Resolute Holdings Management, Inc.(a)	11,416	823,664
		18,281,719
Health Care — 6.34%
Bausch + Lomb Corp.(a)	152,029	2,291,078
Bruker Corp.	47,341	1,538,109
Collegium Pharmaceutical, Inc.(a)	80,656	2,822,153
iRadimed Corp.	25,292	1,799,779
QuidelOrtho Corp.(a)	56,501	1,663,954
		10,115,073
Industrials — 16.71%
AZZ, Inc.	39,502	4,310,854
Bel Fuse, Inc., Class B	36,151	5,098,014
Brink’s Co. (The)	36,268	4,238,278
Donaldson Company, Inc.	25,077	2,052,552
Hillman Solutions Corp.(a)	301,300	2,765,934
Landstar System, Inc.	23,987	2,939,847
Mueller Industries, Inc.	21,377	2,161,428

See accompanying notes which are an integral part of these financial statements.

1

Ballast Small/Mid Cap ETF

Schedule of Investments (continued)

September 30, 2025

	Shares	Fair Value
COMMON STOCKS — 98.38% (continued)
Industrials — 16.71% (continued)
Terex Corp.	60,370	$3,096,981
		26,663,888
Materials — 18.89%
Bioceres Crop Solutions Corp.(a)	565,668	797,592
Cabot Corp.	20,481	1,557,580
Core Natural Resources, Inc.	35,450	2,959,366
Eagle Materials, Inc.	14,694	3,424,290
Ecovyst, Inc.(a)	399,587	3,500,382
Ferroglobe plc	609,348	2,772,533
Natural Resource Partners, L.P.	75,868	7,966,141
Royal Gold, Inc.	18,892	3,789,357
TimkenSteel Corp.(a)	205,236	3,392,551
		30,159,792
Real Estate — 3.57%
EPR Properties	52,587	3,050,572
GEO Group, Inc. (The)(a)	128,862	2,640,382
		5,690,954
Technology — 12.96%
Amdocs Ltd.	13,951	1,144,680
Cass Information Systems, Inc.	36,566	1,438,141
CompoSecure, Inc.(a)	209,339	4,358,437
Consensus Cloud Solutions, Inc.(a)	85,023	2,497,126
Extreme Networks, Inc.(a)	97,185	2,006,870
Genpact Ltd.	54,489	2,282,544
IPG Photonics Corp.(a)	23,402	1,853,204
Knowles Corp.(a)	105,808	2,466,385
RCM Technologies, Inc.(a)	98,923	2,626,406
		20,673,793

Total Common Stocks (Cost $131,315,692)		156,999,242

Total Investments — 98.38% (Cost $131,315,692)		156,999,242
Other Assets in Excess of Liabilities — 1.62%		2,579,125
NET ASSETS — 100.00%		$159,578,367

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

2

Ballast Small/Mid Cap ETF

Statement of Assets and Liabilities

September 30, 2025

Assets
Investments in securities, at fair value (cost $131,315,692)	$156,999,242
Cash	2,793,624
Dividends receivable	66,640
Tax reclaims receivable	16,506
Prepaid expenses	3,750
Total Assets	159,879,762

Liabilities
Payable for investments purchased	105,038
Payable to Adviser, net of waiver	118,965
Payable to affiliates	16,981
Payable to audit and tax	20,290
Other accrued expenses	40,121
Total Liabilities	301,395
Net Assets	$159,578,367

Net Assets consist of:
Paid-in capital	$151,826,003
Accumulated earnings	7,752,364
Net Assets	$159,578,367
Shares outstanding (unlimited number of shares authorized, no par value)	3,625,000
Net asset value per share	$44.02

See accompanying notes which are an integral part of these financial statements.

3

Ballast Small/Mid Cap ETF

Statement of Operations

For the Year ended September 30, 2025

Investment Income
Dividend income (net of foreign taxes withheld of $10,921)	$2,323,948
Total investment income	2,323,948

Expenses
Adviser	1,467,599
Administration	131,918
Legal	25,641
Compliance services	22,659
Trustee	21,439
Audit and tax	20,395
Custodian	19,410
Report printing	18,553
Transfer agent	10,000
Insurance	4,524
Pricing	1,332
Miscellaneous	38,915
Total expenses	1,782,385
Fees waived by Adviser	(82,898)
Net operating expenses	1,699,487
Net investment income	624,461

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	12,779,528
Change in unrealized appreciation on:
Investment securities	7,072,001
Net realized and unrealized gain (loss) on investment securities	19,851,529
Net increase in net assets resulting from operations	$20,475,990

See accompanying notes which are an integral part of these financial statements.

4

Ballast Small/Mid Cap ETF

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$624,461	$1,686,444
Net realized gain (loss) on investment securities	12,779,528	(2,669,339)
Change in unrealized appreciation on investment securities	7,072,001	17,810,421
Net increase in net assets resulting from operations	20,475,990	16,827,526

Distributions to Shareholders from:
Earnings	(801,750)	(1,440,500)
Total distributions	(801,750)	(1,440,500)

Capital Transactions
Proceeds from shares sold	22,287,782	47,726,004
Amount paid for shares redeemed	(36,609,650)	(19,071,281)
Net increase (decrease) in net assets resulting from capital transactions	(14,321,868)	28,654,723
Total Increase in Net Assets	5,352,372	44,041,749

Net Assets
Beginning of year	$154,225,995	$110,184,246
End of year	$159,578,367	$154,225,995

Share Transactions
Shares sold	550,000	1,325,000
Shares redeemed	(925,000)	(525,000)
Net increase (decrease) in shares outstanding	(375,000)	800,000

See accompanying notes which are an integral part of these financial statements.

5

Ballast Small/Mid Cap ETF

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$38.56	$34.43	$29.00	$35.72	$25.00

Investment operations:
Net investment income	0.16	0.48	0.20	0.30	0.02
Net realized and unrealized gain (loss) on investments	5.51	4.08	5.52	(6.92)	10.70
Total from investment operations	5.67	4.56	5.72	(6.62)	10.72

Less distributions to shareholders from:
Net investment income	(0.21)	(0.43)	(0.29)	(0.10)	—
Total distributions	(0.21)	(0.43)	(0.29)	(0.10)	—

Net asset value, end of period	$44.02	$38.56	$34.43	$29.00	$35.72

Market price, end of period	$44.05	$38.51	$34.45	$29.05	$35.80

Total Return(b)	14.75%	13.29%	19.79%	(18.60)%	42.88	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$159,578	$154,226	$110,184	$59,441	$37,507
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.15%	1.17%	1.26%	1.37%	2.08	%(d)
Ratio of net investment income to average net assets	0.40%	1.27%	0.74%	1.00%	0.10	%(d)
Portfolio turnover rate(e)	30%	23%	25%	29%	8	%(c)

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

6

Ballast Small/Mid Cap ETF

Notes to the Financial Statements

September 30, 2025

NOTE 1. ORGANIZATION

Ballast Small/Mid Cap ETF (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Ballast Asset Management, LP (the “Adviser”). The Fund seeks to generate positive risk adjusted returns as its investment objective.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

7

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

As of and during the fiscal year ended September 30, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization

8

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

During the fiscal year ended September 30, 2025, the Fund incorporated adjustments due to in-kind transactions and wash sales. For the fiscal year ended September 30, 2025, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$13,500,073	$(13,500,073)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

9

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation

10

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$156,999,242	$—	$—	$156,999,242
Total	$156,999,242	$—	$—	$156,999,242

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, before the fee waiver described below, the Adviser earned a management fee of $1,467,599 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses in order to limit the Fund’s total annual operating expenses to 1.10% of the

11

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

Fund’s average daily net assets through January 31, 2026 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). For the fiscal year ended September 30, 2025, the Adviser waived fees and reimbursed Fund expenses of $82,898. At September 30, 2025, the Fund owed the Adviser $118,965.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2025, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2026	$118,925
Septmeber 30, 2027	91,974
September 30, 2028	82,898

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

12

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. Beginning in May 2024, the interested Trustee began receiving the same compensation as the Independent Trustees.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2025, purchases and sales of investment securities, other than short-term investments, were $45,698,965 and $45,804,030, respectively.

For the fiscal year ended September 30, 2025, purchases and sales for in-kind transactions were $21,930,028 and $37,715,366, respectively.

For the fiscal year ended September 30, 2025, the Fund had in-kind net realized gains of $14,250,510.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2025.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are

13

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant, or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the fiscal year ended September 30, 2025, the Fund received $6,300 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$38,530,186
Gross unrealized depreciation	(13,608,458)
Net unrealized appreciation on investments	$24,921,728
Tax cost of investments	$132,077,515

The tax character of distributions paid for the fiscal years ended September 30, 2025 and September 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$801,750	$1,440,500
Total distributions paid	$801,750	$1,440,500

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

14

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2025

At September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$177,651
Accumulated capital and other losses	(17,347,014)
Unrealized appreciation on investments	24,921,727
Total accumulated earnings	$7,752,364

As of September 30, 2025, the Fund had accumulated short-term capital loss carryforwards of $10,134,687 and long-term capital loss carryforwards of $7,212,327, not subject to expiration.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Ballast Small/Mid Cap ETF and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ballast Small/Mid Cap ETF (the “Fund”), a series of Unified Series Trust, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 2, 2020 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 2, 2020 (commencement of operations) through September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 21, 2025

16

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

18

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 383-6468 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Channel Income Fund

(formerly Channel Short Duration Income Fund)

Annual Financial Statements

and Additional Information

September 30, 2025

Fund Adviser:

Channel Investment Partners LLC

3101 Wilson Boulevard, Suite 500

Arlington, VA 22201

Toll Free (877) 627-8504

Channel Income Fund

Schedule of Investments

September 30, 2025

	Principal Amount	Fair Value
CORPORATE BONDS — 86.76%
Activision Blizzard, Inc., 3.40%, 9/15/2026	$232,000	$228,270
Ally Financial, Inc., Series B, 4.70%, 8/15/2169(a)	500,000	487,546
Altria Group, Inc., 2.63%, 9/16/2026	500,000	493,612
American Airlines Pass Through Trust, Series 2016-3, 3.75%, 10/15/2025	699,194	698,067
American Airlines Pass Through Trust, Series 2016-1A, 4.10%, 1/15/2028	284,767	278,743
American Airlines Pass Through Trust, Series 2016-2A, 3.65%, 12/15/2029	1,153,192	1,113,660
American Electric Power Company, Inc., 7.05%, 12/15/2054 (H15T5Y + 275BPS)(a)	500,000	523,983
Apache Corp., 7.75%, 12/15/2029	1,000,000	1,100,882
Bank of America NA, 5.52%, 10/25/2035(a)	500,000	512,954
Blue Owl Credit Income Corp., 6.65%, 3/15/2031	500,000	525,539
Cheniere Energy Partners LP, 4.00%, 3/1/2031	300,000	289,626
Dell International LLC / EMC Corp., 4.50%, 2/15/2031	500,000	499,106
Edison International, 5.38%, 9/15/2069 (H15T5Y + 469.80bps)(a)	1,000,000	973,366
Energy Transfer LP, 6.50%, 11/15/2167 (H15T5Y + 569.40bps)(a)	1,000,000	1,007,615
EQT Corp., 7.00%, 2/1/2030	250,000	272,370
First Horizon Bank, 5.75%, 5/1/2030	400,000	413,217
Genworth Holdings, Inc., 6.48%, 11/15/2036 (SOFRRATE + 200.25bps)(a)	1,750,000	1,502,161
GEO Group, Inc. (The), 10.25%, 4/15/2031	800,000	880,804
Hawaiian Airlines Pass Through Trust, Series 2013-1A, 3.90%, 1/15/2026	388,513	385,371
JetBlue Airways Pass Through Trust, Series 2020-1B, 7.75%, 11/15/2028	530,476	535,704
JPMorgan Chase & Company, 5.58%, 7/23/2036 (SOFRRATE + 163.50BPS)	250,000	259,395
KeyBank NA, 3.90%, 4/13/2029	500,000	489,338
Occidental Petroleum Corp., 7.20%, 3/15/2029	550,000	592,988
Occidental Petroleum Corp., 6.63%, 9/1/2030	250,000	267,901
Ovintiv, Inc., 6.25%, 7/15/2033	300,000	316,511
Paramount Global, 6.38%, 3/30/2062(a)	500,000	498,874
Philip Morris International, Inc., 4.90%, 11/1/2034	500,000	504,122
Phillips 66 Company, 5.88%, 3/15/2056	500,000	496,452
Sempra, 6.40%, 10/1/2054 (H15T5Y + 263.20BPS)(a)	500,000	511,597
Spirit Airlines Passthrough Trust, Series 2015-1A, 4.10%, 4/1/2028	364,668	347,308
Synovus Financial Corp., 6.17%, 11/1/2030 (TSFR3M + 800bps)	400,000	415,771
United Airlines 2019-1 Class A Pass Through Trust, 4.55%, 8/25/2031	409,384	392,292
United Airlines Pass Through Trust, Series 2020-1B, 4.88%, 1/15/2026	421,125	420,825
United Airlines Pass Through Trust, Series 2018-1B, 4.60%, 3/1/2026	119,610	119,360
United Airlines Pass Through Trust, Series 2014-1, 4.00%, 4/11/2026	591,894	590,249
Warnermedia Holdings, Inc., 4.05%, 3/15/2029	300,000	289,646
TOTAL CORPORATE BONDS (Cost $18,266,054)		19,235,225

See accompanying notes which are an integral part of these financial statements.

1

Channel Income Fund

Schedule of Investments (continued)

September 30, 2025

	Principal Amount	Fair Value
U.S. GOVERNMENT & AGENCIES — 10.23%
United States Treasury Note, 4.25%, 8/15/2035	$2,250,000	$2,268,457
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,243,202)		2,268,457

	Shares
MONEY MARKET FUNDS — 4.12%
Fidelity Investments Money Market Government Portfolio, Class I, 4.04%(b)	912,840	912,840
TOTAL MONEY MARKET FUNDS (Cost $912,840)		912,840

TOTAL INVESTMENTS — 101.11% (Cost $21,422,096)		22,416,522
Liabilities in Excess of Other Assets — (1.11)%		(245,427)
NET ASSETS — 100.00%		$22,171,095

(a)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2025. The benchmark on which the rate is calculated is shown parenthetically.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2025.

See accompanying notes which are an integral part of these financial statements.

2

Channel Income Fund

Statement of Assets and Liabilities

September 30, 2025

Assets
Investments in securities at fair value (cost $21,422,096)	$22,416,522
Receivable for fund shares sold	8,537
Receivable for investments sold	9,305,673
Dividends and interest receivable	285,703
Receivable from Adviser	4,390
Prepaid expenses	18,625
Total Assets	32,039,450

Liabilities
Payable for fund shares redeemed	11,111
Payable for investments purchased	9,817,464
Payable for distribution to shareholders	282
Payable to Administrator	8,575
Other accrued expenses	30,923
Total Liabilities	9,868,355
Net Assets	$22,171,095

Net Assets consist of:
Paid-in capital	$23,072,939
Accumulated deficit	(901,844)
Net Assets	$22,171,095
Shares outstanding (unlimited number of shares authorized, no par value)	2,222,928
Net asset value, offering and redemption price per share(a)	$9.97

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

3

Channel Income Fund

Statement of Operations

For the Year Ended September 30, 2025

Investment Income
Interest income	$1,721,259
Dividend income	24,209
Total investment income	1,745,468

Expenses
Adviser	110,024
Administration	37,298
Fund accounting	30,508
Legal	23,643
Registration	23,600
Trustee	21,439
Custodian	20,816
Audit and tax preparation	20,750
Transfer agent	13,339
Compliance services	12,760
Report printing	7,696
Pricing	7,322
Insurance	3,743
Miscellaneous	33,686
Total expenses	366,624
Fees waived by Adviser	(105,403)
Net operating expenses	261,221
Net investment income	1,484,247

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	810,901
Net change in unrealized depreciation of investment securities	(635,267)
Net realized and change in unrealized gain on investments	175,634
Net increase in net assets resulting from operations	$1,659,881

See accompanying notes which are an integral part of these financial statements.

4

Channel Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,484,247	$1,909,073
Net realized gain (loss) on investment securities transactions	810,901	(192,437)
Net change in unrealized appreciation (depreciation) of investment securities	(635,267)	1,803,099
Net increase in net assets resulting from operations	1,659,881	3,519,735

Distributions to Shareholders From:
Earnings	(1,499,856)	(1,907,091)
Total distributions	(1,499,856)	(1,907,091)

Capital Transactions
Proceeds from shares sold	5,370,218	2,516,453
Reinvestment of distributions	826,683	115,624
Amount paid for shares redeemed	(18,306,577)	(756,305)
Proceeds from redemption fees(a)	—	49
Net increase (decrease) in net assets resulting from capital transactions	(12,109,676)	1,875,821
Total Increase (Decrease) in Net Assets	(11,949,651)	3,488,465

Net Assets
Beginning of year	34,120,746	30,632,281
End of year	$22,171,095	$34,120,746

Share Transactions
Shares sold	541,417	257,924
Shares issued in reinvestment of distributions	83,754	11,977
Shares redeemed	(1,863,420)	(79,081)
Net increase (decrease) in shares outstanding	(1,238,249)	190,820

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

5

Channel Income Fund

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
Selected Per Share Data:
Net asset value, beginning of year	$9.86	$9.37	$9.09		$10.47		$11.04

Investment operations:
Net investment income	0.55	0.58	0.52		0.24		0.17
Net realized and unrealized gain (loss)	0.11	0.49	0.28		(1.19)		0.24
Total from investment operations	0.66	1.07	0.80		(0.95)		0.41

Less distributions to shareholders from:
Net investment income	(0.55)	(0.58)	(0.52)		(0.24)		(0.17)
Net realized gains	—	—	—		(0.19)		(0.81)
Total distributions	(0.55)	(0.58)	(0.52)		(0.43)		(0.98)

Paid in capital from redemption fees	—	— (a)	—		—		—

Net asset value, end of year	$9.97	$9.86	$9.37		$9.09		$10.47

Total Return(b)	6.90%	11.74%	8.94%		(9.27)%		3.96%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$22,171	$34,121	$30,632		$29,981		$32,386
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%		0.95%		0.95%
Ratio of expenses to average net assets before reimbursement/recoupment	1.33%	1.16%	1.18%		1.15%		1.10%
Ratio of net investment income to average net assets	5.40%	6.03%	5.55%		2.47%		1.64%
Portfolio turnover rate	5,167%	4,672%	4,404	%(c)	6,521	%(c)	1,659	%(c)

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Turnover may be elevated in times of market volatility as part of a systematic U.S. Treasury trading strategy used to manage overall portfolio risk with the possibility of generating excess returns.

See accompanying notes which are an integral part of these financial statements.

6

Channel Income Fund

Notes to the Financial Statements

September 30, 2025

NOTE 1. ORGANIZATION

Channel Income Fund (previously known as Channel Short Duration Income Fund) (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 15, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on

7

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, monthly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

8

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

9

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as Valuation Designee, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with the Valuation Designee’s valuation policies and procedures which comply with guidelines adopted by the Board. All fair value pricing and the pricing methodology are subject to review and approval by the Board’s Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or

10

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$19,235,225	$—	$19,235,225
U.S. Treasury Obligations	—	2,268,457	—	2,268,457
Money Market Funds	912,840	—	—	912,840
Total	$912,840	$21,503,682	$—	$22,416,522

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser earned fees of $110,024, from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2026 so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser waived fees of $105,403.

11

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2025, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2026	$69,992
September 30, 2027	66,447
September 30, 2028	105,403

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Trustees also receive additional

12

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

fees for attending any special meetings. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2025, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$1,364,051,637
Other	15,038,885
Sales
U.S. Government Obligations	$1,361,886,562
Other	27,022,912

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2025, Charles Schwab & Company, Inc. owned 99.30% of the Fund’s outstanding shares. As a result, Charles Schwab & Company, Inc. may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$933,780
Gross unrealized depreciation	(15,684)
Net unrealized appreciation/(depreciation) on investments	$918,096
Tax cost of investments	$21,498,426

The tax character of distributions paid for the fiscal years ended September 30, 2025 and September 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$1,547,708	$1,908,500
Total distributions paid	$1,547,708	$1,908,500

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

13

Channel Income Fund

Notes to the Financial Statements (continued)

September 30, 2025

At September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$100,500
Distributions payable	(88,794)
Accumulated capital and other losses	(1,831,646)
Unrealized appreciation on investments	918,096
Total accumulated deficit	$(901,844)

At September 30, 2025, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales and dividends payable.

During the fiscal year ended September 30, 2025, the Fund utilized $403,704 in available short-term capital loss carryforwards and $393,737 in available long-term capital loss carryforwards.

As of September 30, 2025, the Fund had accumulated short-term capital loss carryforwards of $1,181,265 and long-term capital loss carryforwards of $650,381, not subject to expiration.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Subsequent to September 30, 2025, the Fund had net capital redemptions in the amount of $13,383,851. Management does not believe this activity will have a significant impact on the future operations of the Fund.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channel Income Fund and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channel Income Fund (formerly known as Channel Short Duration Income Fund) (the “Fund”), a series of Unified Series Trust, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 21, 2025

15

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

The Channel Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Fund and, as required by law, considered the renewal of the Fund’s management agreement with its investment adviser, Channel Investment Partners LLC (“Channel”). In connection with such renewal, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

At the Trustees’ quarterly meetings held in February and May 2025, the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Channel (the “Independent Trustees”), approved the renewal of the management agreement between the Trust and Channel for an additional year. The Trustees’ renewal of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Channel provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Channel’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of other resources utilized by Channel to provide services to the Fund. The Trustees noted the excellent presentation by Channel, which demonstrated a thorough understanding of the market, investment strategies, and analysis. They expressed confidence in Channel and noted that there had been a successful SEC exam, and the Trust CCO’s compliance review concluded Channel’s policies and procedures are reasonably designed to prevent violations of federal securities laws. The Trustees concluded that they were impressed with the strong nature, extent, quality and consistency of investment management services provided by Channel to the Fund. They further noted Channel’s commitment to compliance by continuing to rely upon outside resources as needed and Channel’s thoughtful consideration of expanding the firm’s personnel taking a long-term view.

16

Additional Information (Unaudited) (continued)

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for various periods ended December 31, 2024. The Trustees observed that the Fund had outperformed the medians of its peer group and Morningstar Short-Term Bond category, as well as its primary benchmark, the Bloomberg U.S. 1-5 Year Government/Credit Index, across all time periods. The Board recalled that Channel attributed strong performance to portfolio allocations, security selection, and active management of the Fund. Based upon the foregoing, the Trustees concluded the Fund’s performance is excellent and it has been consistently strong.

(iii) Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for the Fund. The Trustees noted that the Fund’s management fee was below its peer group average, equal to its peer group median, and above the median and average of its Morningstar category. The Trustees further observed that the Fund’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category. The Trustees considered that Channel attributed its higher fees and expenses to the size of the Fund relative to most funds in its peer group and Morningstar category that had much higher assets.

The Trustees also considered a profitability analysis prepared by Channel with respect to the Channel Fund and observed that Channel is earning a modest profit, in terms of actual dollars and percentage of revenue, before and after deduction of marketing expenses. They concluded the Channel Fund’s costs and Channel’s profits are fair. The Trustees noted Channel’s representation that it does not enter into soft-dollar transactions on behalf of the Fund. The Trustees concluded that the management fee represents reasonable compensation in light of the nature, extent, and quality of Channel’s services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Channel will realize economies of scale as the Fund grows. The Trustees determined that, in light of the current size of the Fund and Channel’s level of profitability in managing the Fund, it does not appear that Channel is realizing benefits from economies of scale to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee are necessary at this time.

17

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	12/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	12/2/2025

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Principal Financial Officer

Date	12/2/2025